AMENDMENT AGREEMENT


         AMENDMENT AGREEMENT (this "AGREEMENT"), dated as of February 15, 1999, in respect of (i) the several Note Purchase Agreements (collectively, the "NOTE AGREEMENT"), each dated as of November 20, 1998, between NFO Worldwide, Inc., a Delaware corporation (the "COMPANY"), and each of the purchasers (collectively, together with their respective successors and assigns, the "NOTEHOLDERS") of the Company's Adjustable Rate Series A Senior Notes due November 15, 2005 and Adjustable Rate Series B Senior Notes due November 15, 2008 (collectively, the "NOTES"), and (ii) the Notes, is entered into by the Company and each of the Noteholders. Capitalized terms used and not defined herein have the respective meanings ascribed thereto in the Note Agreement.

                              PRELIMINARY STATEMENT

         The parties desire to correct the erroneous reference in each of the Notes to the day in the months of May and November in each year on which interest is required to be paid thereon.

                                    AGREEMENT

1.       AMENDMENTS.

         1.1 EXHIBIT 1-A. The phrase "the first day of May and November in each year" appearing in the first sentence of the first paragraph of the Form of Series A Senior Note, set forth as Exhibit 1-A to the Note Agreement, is hereby deleted, and the phrase "the fifteenth day of May and November in each year" is hereby inserted in place thereof.

         1.2 EXHIBIT I-B. The phrase "the first day of May and November in each year" appearing in the first sentence of the first paragraph of the Form of Series B Senior Note, set forth as Exhibit 1-B to the Note Agreement, is hereby deleted, and the phrase "the fifteenth day of May and November in each year" is hereby inserted in place thereof.

         1.3 THE NOTES. The phrase "the first day of May and November in each year" appearing in the first sentence of the first paragraph of each of the outstanding Notes (specifically, the Notes dated November 20, 1998 and bearing registration numbers RA-1, RA-2, RA-3, RA-4, RA-5, RB-1, RB-2, RB-3, RB-4, RB-5, RB-6, RB-7, RB-8 and RB-9, respectively) is hereby deleted, and the phrase "the fifteenth day of May and November in each year" is hereby inserted in place thereof. The amendment effected by the preceding sentence shall become effective upon the execution and delivery of this Agreement, without any exchange of Notes or other action required on the part of the Company or any Noteholder. If a registered holder of a Note so elects, such holder may
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                                                                               2

surrender such Note to the Company, whereupon the Company shall deliver to such holder a new Note in the form set forth as Exhibit 1-A or Exhibit 1-B, as the case may be, to the Note Agreement, as amended hereby, dated the date of the last interest payment on such surrendered Note (or dated the date of such surrendered Note if no interest shall have been paid thereon) and in the unpaid principal amount thereof, all in accordance with the provisions of Section 13.2 of the Note Agreement (which Section 13.2 shall not be modified or changed by the provisions hereof).

2.       MISCELLANEOUS

         2.1 EFFECT OF THIS AGREEMENT. Except as expressly provided herein:

                  (a) no terms and provisions of any agreement are modified or changed by this Agreement; and

                  (b) the terms and provisions of the Note Agreement and the Notes shall continue in full force and effect.

         2.2 SUCCESSOR AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto and the holders from time to time of the Notes.

         2.3 GOVERNING LAW. This Agreement shall be construed, interpreted and enforced in accordance with, and governed by, the laws of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

         2.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission a signature page of this Agreement signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature.

    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. NEXT PAGE IS SIGNATURE PAGE]
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                                                                               3

         IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be executed by a duly authorized officer or agent thereof, as the case may be, as of the date first above written.

                                            NFO WORLDWIDE, INC.

                                            By: /s/ D.J. Gorman
                                            -------------------
                                            Name:  D.J. Gorman
                                            Title: V. President-Controller


                                            TEACHERS INSURANCE AND ANNUITY
                                            ASSOCIATION OF AMERICA

                                            By: /s/ Diane Hom
                                            -----------------
                                            Name:  Diane Hom
                                            Title: Director-Private Placements


                                            J. ROMEO & CO. AS NOMINEE FOR THE
                                            CANADA LIFE ASSURANCE COMPANY

                                            By: /s/ Peter Coccia
                                            --------------------
                                            Name:  Peter Coccia
                                            Title: Partner


                                            J. ROMEO & CO. AS NOMINEE FOR
                                            CANADA LIFE INSURANCE COMPANY
                                            OF AMERICA

                                            By: /s/ Peter Coccia
                                            --------------------
                                            Name:  Peter Coccia
                                            Title: Partner


                                            J. ROMEO & CO. AS NOMINEE FOR
                                            CANADA LIFE INSURANCE COMPANY
                                            OF NEW YORK

                                            By: /s/ Peter Coccia
                                            --------------------
                                            Name:  Peter Coccia
                                            Title: Partner
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                                                                               4

                                            JACKSON NATIONAL LIFE INSURANCE
                                            COMPANY
                                            By:  PPM AMERICA, INC., as attorney
                                            in fact, on behalf of Jackson
                                            National Life Insurance Company

                                            By: /s/ James D. Young
                                            ----------------------
                                            Name:  James D. Young
                                            Title: Managing Director


                                            RELIASTAR LIFE INSURANCE COMPANY
                                            (successor by merger to Reliastar
                                            United Life Insurance Company)

                                            By: /s/ James V. Wittich
                                            ------------------------
                                            Name:  James V. Wittich
                                            Title: Authorized Representative


                                            NORTHERN LIFE INSURANCE COMPANY

                                            By: /s/ James V. Wittich
                                            ------------------------
                                            Name:  James V. Wittich
                                            Title: Assistant Treasurer


                                            NATIONAL LIFE INSURANCE COMPANY

                                            By: /s/ R. Scott Higgins
                                            ------------------------
                                            Name:  R. Scott Higgins
                                            Title: Vice President
                                                   National Life Investment
                                                   Management Co., Inc.


                                            LIFE INSURANCE COMPANY OF THE
                                            SOUTHWEST

                                            By: /s/ R. Scott Higgins
                                            ------------------------
                                            Name:  R. Scott Higgins
                                            Title: Vice President
                                                   National Life Investment
                                                   Management Co., Inc.
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                                                                               5

                                            CONNECTICUT GENERAL LIFE
                                            INSURANCE COMPANY**

                                            By CIGNA Investments, Inc.

                                            By: /s/ James R. Kuzemchak
                                            --------------------------
                                            Name:  James R. Kuzemchak
                                            Title: Managing Director


                                            CONNECTICUT GENERAL LIFE
                                            INSURANCE COMPANY, on behalf of one
                                            or more separate accounts**

                                            By CIGNA Investments, Inc.

                                            By: /s/ James R. Kuzemchak
                                            --------------------------
                                            Name:  James R. Kuzemchak
                                            Title: Managing Director

--------
** Each of these entities is either the registered owner of one or more of the securities pertaining hereto or is a beneficial owner of one or more of such securities owned by and registered in the name of a nominee for that entity.